united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 6/30

Date of reporting period: 6/30/16

Item 1. Reports to Stockholders.

ANNUAL REPORT

June 30, 2016

The Giralda Fund

Manager Shares – GDAMX

Giralda Risk-Managed Growth Fund

Class I Shares – GRGIX

1-855-GIRALDA
www.GiraldaFunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Giralda Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

June 30, 2016

Dear Shareholders,

This annual report covers the performance of The Giralda Fund and Giralda Risk-Managed Growth Fund (collectively, the “Funds”) through June 30, 2016. We also provide our management discussion and investment outlook.

Performance Review

Net total returns1 for the Funds are shown in the charts below and in the table on the following page. To provide context, total returns are also shown for the peer group defined in the Notes and Disclosures section. In addition, the table shows total returns, gross of fees and expenses, for the S&P 500 Stock Index and the Dow Jones Industrial Average.

[1]	Total returns include the reinvestment of dividends.

Northern Lights Fund Trust • The Giralda Fund :: Giralda Risk-Managed Growth Fund :: 80 Arkay Drive, Hauppauge, NY 11788

	Total Returns (unaudited)
	Annualized† through 6/30/2016							By Calendar Year
						Since	Since
	3-mth	6-mth	1-year	2-year	3-year	5/28/14*	7/19/11**	2015	2014	2013	2012
The Giralda Fund (GDAMX)	0.8%	2.5%	-0.5%	2.3%	8.6%	3.7%	6.5%	-1.3%	9.2%	28.6%	9.0%
Giralda Risk-Managed Growth Fund (GRGIX)	0.6%	2.4%	-0.4%	1.7%		3.0%		-1.7%
Peer group average	0.9%	1.2%	-1.6%	-0.3%	4.6%	0.8%	4.5%	-3.4%	6.0%	18.0%	7.9%
S&P 500 Index	2.5%	3.8%	4.0%	5.7%	11.7%	6.8%	12.1%	1.4%	13.7%	32.4%	16.0%
DJIA Index	2.1%	4.3%	4.5%	5.8%	9.0%	6.2%	10.2%	0.2%	10.0%	29.7%	10.2%

Source: Bloomberg	†Returns for periods less than 12 months are not annualized

Returns for the Giralda Funds and peer group average are net of fees and expenses	* Inception date - GRGIX

Returns for indexes are gross of fees and expenses	** Inception date - GDAMX

The performance quoted in the table represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Investors cannot invest directly in an index or benchmark. For performance information current to the most recent month-end, please call toll-free 1-855-GIRALDA. Additional information can be found on our website, www.giraldafunds.com. The Funds’ total operating expenses inclusive of “Acquired Fund Fees and Expenses” and after the fee waiver as stated in the Funds’ prospectuses dated October 28, 2015 are 0.89% (1.39% without fee waiver) and 1.50% (1.86% without fee waiver), respectively, for The Giralda Fund and the Giralda Risk-Managed Growth Fund. Expenses exclusive of “Acquired Fund Fees and Expenses” and after the fee waiver are 0.69% and 1.30%, respectively. The peer group was constructed by Giralda Advisors to include those mutual funds and exchange traded products whose stated objective is to provide risk-managed exposure to domestic equity markets. These products are identified and summarized in the tables below.

Dividend Payments

During the past fiscal year, The Giralda Fund paid a dividend of $1.1508 per GDAMX share on December 28, 2015 and, on June 29, 2016, the Funds paid dividends of $0.1492 per GDAMX share and $0.0557 per GRGIX share.

Management Discussion

The Funds continue to outperform the average of the peer group of products (defined in the Notes and Disclosures section, below) whose objective is to provide risk-managed exposure to equity markets. The driver of this outperformance is the ongoing ability of the Funds to provide downside risk management at a carrying cost generally well below that of their competitors.

The Funds also distinguish themselves among their peers by providing two independent layers of risk management: (i) a sector rotation strategy designed to offer risk management against sustained equity market downturns; and (ii) a suite of “tail risk hedges” designed to provide risk management against sudden and severe market crashes. In equity markets that feature neither of these adverse events, such as the market that has prevailed since inception of the Funds, the aim of the sector rotation strategy is to closely track the S&P 500 Index and the aim of the tail risk hedges is to have minimal carrying cost. Both elements of our strategy have performed well against those objectives.

Seeking to provide downside equity-risk management — of a form and extent meaningful to clients’ long- term financial security and in a very competitive, cost-effective manner — is the primary reason we created the Funds. We are pleased to report that the Funds continue to deliver risk-managed exposure to the U.S. large-cap equity market consistent with this objective.

Northern Lights Fund Trust • The Giralda Fund :: Giralda Risk-Managed Growth Fund :: 80 Arkay Drive, Hauppauge, NY 11788

The past fiscal year was marked by volatility in the domestic equity markets, the most recent of which was the “Brexit”-driven turbulence over the last few days of June. The year was unusual in that each of the several market declines that occurred was fairly shallow (i.e., they generally did not exceed “correction”- level drawdowns of -10% to approach deeper “bear market” levels) and each featured a very sharp and sudden recovery. These “V-shaped” recoveries are typically very harmful to tail risk hedges, but our suite of hedges performed admirably, moving into defensive mode promptly when the drawdowns approached significant magnitudes and reverting to normal positioning, also promptly, when it became clear the danger had passed. Even though, in the years since we launched the first of our Funds, the domestic equity markets have not seen a decline of a magnitude that the Funds were designed to provide risk management against, the Funds’ behavior during each of the “false alarm” events provides an indication of their likely performance when the markets do, in fact, suffer the material drawdowns that most professional market observers see as inevitable. In short, the Funds’ risk management devices are performing dependably as designed, and we remain confident in their efficacy going forward.

It is worth noting that, beginning with its first full calendar year of operation in 2012, our legacy fund GDAMX has had a cumulative net return of +55%, exceeding +10% per year on average.

Investment Outlook

The Brexit controversy and its repercussions throughout global markets have contributed to giving the Federal Reserve pause in pursuing its stated intent to systematically raise short-term interest rates and end their extraordinary seven-year accommodative stance. We believe this pause will be temporary as domestic economic fundamentals ultimately hold sway. While the situation in China and other international economies is troublesome, and political turmoil and extremist-driven terrorism here and abroad are ever-present threats, the U.S. economy appears relatively solid.

Our current domestic economic outlook for continued moderate growth is little changed from our recent reports. As we embark on the next fiscal year, volatility will likely continue to roil the capital markets. Although there remain headwinds for the U.S. economy, we continue to be encouraged by the improving trends in the labor markets, consumer spending, and real estate in an economy that we believe is in the later stage of a mid-cycle expansion. We are still cautiously optimistic about the prospects for U.S. large cap equities given the improving trajectory of the U.S. economy and relative to economies abroad. However, we also continue to advocate vigilance in managing portfolio risk exposures and encourage investors to seek out investments that aim to deliver downside protection.

Positioning the Funds within a Portfolio

During the Funds’ existence to date, we have seen neither extended bear markets nor catastrophic crashes in U.S. large-cap equities, against which the Funds explicitly seek to provide protection. As we have said since inception, the true worth of this protection can be evaluated only over complete market cycles. Because we have been able to provide risk management in what we consider a very cost-effective manner with minimal performance drag during periods when, in retrospect, protection was not needed, we believe that the Funds continue to represent a prudent long-term holding within a diversified portfolio.

Northern Lights Fund Trust • The Giralda Fund :: Giralda Risk-Managed Growth Fund :: 80 Arkay Drive, Hauppauge, NY 11788

As we have also noted in the past, users have positioned the Funds in various ways within their portfolios: as a core equity holding, as a liquid alternative, or as a substitute for an aggressive allocation fund. Given the unpromising outlook for non-equity assets — in particular, the poor prospects for traditional fixed income investments in a rising interest rate environment, and the declining returns and deteriorating diversification benefit of most liquid alternative investments — risk-managed equity investments such as the Funds represent a very attractive option. Some portfolio managers have begun increasing their portfolios’ equity allocation, using risk-managed equities in lieu of (at least part of the allocation to) traditional equities, thereby lessening the portfolio’s reliance on non-equity asset classes. This re-risking has the potential to increase the expected return and decrease the risk of the portfolio. This represents a powerful potential solution to an asset allocation problem that portfolio managers have not faced in the last three decades of the bull market in bonds.

Regardless of the actual positioning of the Funds within the portfolio, we believe a meaningful allocation to the Funds has the potential to materially enhance the risk-return profile of the overall portfolio.

Thank you for your confidence and support. It is a privilege to serve you.

Sincerely,

Jerry Miccolis, CFA®, CFP®, FCAS, MAAA, CERA	Gladys Chow, CIMA®
Chief Investment Officer	Portfolio Manager

4425-NLD-7/8/2016

Northern Lights Fund Trust • The Giralda Fund :: Giralda Risk-Managed Growth Fund :: 80 Arkay Drive, Hauppauge, NY 11788

Notes and Disclosures:

This overview and any other communication received in connection with the Funds should not be construed as legal, accounting, tax, investment, or other advice. There is no assurance the Funds will achieve or maintain their investment objectives or pay dividends.

Investors should carefully consider the investment objectives, risks, charges, and expenses of the Funds. This and other important information about the Funds is contained in the prospectuses, which can be obtained at www.giraldafunds.com or by calling 855-447-2532 (855-GIRALDA). The prospectuses should be read carefully before investing. The Funds are distributed by Northern Lights Distributors, LLC member FINRA/SIPC. Giralda Advisors, LLC is not affiliated with Northern Lights Distributors, LLC.

Mutual funds involve risk including the possible loss of principal. ETFs and mutual funds are subject to specific risks, depending on the nature of the underlying strategy of the fund. These risks could include liquidity risk and sector risk, to name a few. Investments in lesser-known, small, and medium capitalization companies may be more vulnerable than larger, more established organizations. As a non- diversified fund, the Funds may be more vulnerable to any single economic, business, political or regulatory occurrence than a diversified investment company fund. Derivative instruments involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.

The net expense ratio of The Giralda Fund, exclusive of “acquired fund fees and expenses” (e.g., the expenses within the ETFs held by the Funds), is 0.69%. The Funds’ investment adviser has contractually agreed to waive one-half of its 1.00% advisory fee for Manager Class shares of The Giralda Fund, at least until October 31, 2016. Without this waiver, The Giralda Fund’s total annual operating expenses would be 1.19% exclusive of “acquired fund fees and expenses.” The Funds’ investment adviser has contractually agreed to reduce its fees and/or absorb expenses of Giralda Risk-Managed Growth Fund, at least until October 31, 2016, to ensure that the net annual fund operating expenses exclusive of “acquired fund fees and expenses” will not exceed 1.30% attributable to the Class I shares, subject to possible recoupment from the Fund in future years. Without these waivers, the Giralda Risk-Managed Growth Fund’s total annual operating expenses exclusive of “acquired fund fees and expenses” would be 1.66% attributable to Class I shares. The gross expense ratio, inclusive of acquired fund fees and expenses and before any fee waivers, for The Giralda Fund is 1.39%, and for the Giralda Risk-Managed Growth Fund is 1.86% for Class I shares. The expense ratios cited above are per the October 28, 2015 prospectuses for the respective Funds.

The Standard and Poor’s (S&P) 500 Stock Index (SPX) is a market capitalization-weighted index of 500 stocks of the top companies in leading industries of the U.S. economy. The index, widely regarded as the best single gauge of large-cap U.S. equities, is designed to measure performance of the broad domestic economy through changes in the aggregate market value of these selected 500 stocks representing all major industries.

Northern Lights Fund Trust • The Giralda Fund :: Giralda Risk-Managed Growth Fund :: 80 Arkay Drive, Hauppauge, NY 11788

The Dow Jones Industrial Average (DJIA) is a price-weighted measure of 30 U.S. blue-chip stocks of companies that are generally the leaders in their industry within the U.S. economy. It has been a widely followed indicator of the stock since October 1, 1928.

Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses, or sales charges.

Realized volatility, sometimes referred to as the historical volatility, measures the magnitude of daily price movements of a financial instrument. The implied volatility refers to the market’s assessment of future volatility of the financial instrument. Realized volatility is often compared to implied volatility to determine if a security is over-valued or under-valued.

Giralda Advisors is an SEC-registered investment adviser with its principal place of business in the State of New York. Registration of an investment adviser does not imply any level of skill or training. Giralda and its representatives are in compliance with the current registration and notice filing requirements imposed upon registered investment advisers by those states in which Giralda maintains clients. Giralda may only transact business in those states in which it is notice filed, or qualifies for an exemption or exclusion from notice filing requirements. Any subsequent, direct communication by Giralda with a prospective client shall be conducted by a representative that is either registered or qualifies for an exemption or exclusion from registration in the state where the prospective client resides. For additional information about Giralda, including fees and services, send for our disclosure statement as set forth on Form ADV using the contact information herein or refer to the Investment Adviser Public Disclosure web site (www.adviserinfo.sec.gov). Please read the disclosure statement carefully before you invest or send money.

The peer group was constructed by Giralda Advisors to include those mutual funds and exchange traded products whose stated objective is to provide risk-managed exposure to equity markets. These products are identified and summarized in the tables below.

Northern Lights Fund Trust • The Giralda Fund :: Giralda Risk-Managed Growth Fund :: 80 Arkay Drive, Hauppauge, NY 11788

		Total Returns - Annualized† as of 06/30/2016 (unaudited)							By Calendar Year
							Since	Since
		3-month	6-month	1-year	2-year	3-year	5/28/2014*	7/19/2011**	2015	2014	2013	2012
AQR Risk Parity Fund	AQRIX	5.5%	10.9%	0.7%	-0.8%	4.9%	0.1%	3.9%	-8.1%	7.0%	0.1%	14.3%
Aspiriant Risk-Managed Global Equity Fund	RMEAX	2.4%	3.6%	-0.3%	-0.6%	4.8%	0.2%		-0.2%	1.6%
Barclays ETN+ S&P Veqtor ETNs	VQT	-5.5%	-4.0%	-7.7%	-5.8%	-1.8%	-4.6%	3.7%	-10.3%	5.2%	13.0%	2.6%
BlackRock Managed Volatility Inverse A	PCBAX	-1.3%	-2.9%	-6.1%	-1.8%	2.3%	-1.3%	2.6%	-0.8%	2.0%	11.5%	12.0%
CMG Global Equity	GEFAX	-2.8%	-3.3%	-6.7%	-3.5%	1.4%	-2.8%		-2.7%	0.0%
DIREXION S&P 500 Dyn Rebal Risk Control Vol Response	VSPY	-0.5%	-0.6%	-6.7%	-2.2%	5.7%	-0.8%		-6.8%	10.3%
Eaton Vance Risk-Managed Diversified Equity Income	ETJ	6.1%	2.0%	1.2%	2.3%	7.0%	3.4%	6.0%	5.9%	4.2%	19.5%	11.4%
Eaton Vance Hedged Stock Fund	EROAX	1.0%	-0.2%	-1.2%	1.3%	5.6%	2.3%	4.3%	3.1%	3.5%	16.5%	4.0%
Even Keel Managed Risk Fund	EKMIX	-0.3%	-0.5%	-4.8%	-1.3%		0.0%		-5.7%	6.3%
First Trust CBOE S&P 500 VIX Tail Hedge Fund	VIXH	-1.1%	-2.6%	-5.6%	1.0%	5.2%	2.1%		-5.5%	15.7%	18.9%
Global X JPM US Sector Rotation ETF	SCTO	3.0%	5.8%	-1.1%					-11.6%
Good Harbor US Tactical Core	GHUIX	2.6%	1.8%	-2.9%	-8.9%	-5.3%	-8.2%		-7.0%	-20.7%	21.1%
US Equity Rotation Strategy	HUSE	2.0%	0.7%	3.1%	5.6%	11.4%	6.9%		2.3%	14.3%	34.8%
ICON Risk-Managed Equity Fund	IOCZX	0.1%	0.0%	-2.2%	1.2%	4.2%	1.8%	4.8%	0.2%	7.0%	14.5%	8.2%
Ironclad Managed Risk	IRONX	1.6%	-0.4%	-1.9%	1.0%	4.1%	1.2%	5.3%	1.4%	4.9%	10.6%	7.6%
iShares Edge MSCI USA Min Volatility	USMV	5.7%	11.6%	17.1%	13.7%	14.8%	14.2%		5.5%	16.3%	25.1%	10.8%
Janus Velocity Tail Risk Hedged Large Cap ETF	TRSK	-1.9%	-1.2%	-3.7%	-1.3%	4.0%	-0.1%		-4.2%	6.8%
Janus Velocity Volatility Hedged Large Cap ETF	SPXH	-0.4%	0.4%	-3.8%	-0.9%	5.6%	0.7%		-4.0%	7.8%
KCM Macro Trends R-1	KCMTX	0.0%	-1.0%	-8.2%	-2.3%	5.8%	0.0%	3.7%	-4.2%	5.3%	32.1%	9.0%
KKM Enhanced US Equity - I	KKMIX	1.1%	-1.5%	-1.6%	-2.4%				-5.6%
Navigator Equity Hedged - A	NAVAX	1.3%	0.0%	-6.6%	-3.3%	1.4%	-2.6%	-0.4%	-5.3%	1.2%	11.5%	1.2%
Powershares Downside Hedged Portfolio	PHDG	-5.3%	-3.8%	-7.2%	-5.5%	-1.65%	-4.4%		-9.9%	5.3%	13.2%
Powershares S&P 500 Low Volatility Portfolio	SPLV	6.7%	12.2%	19.4%	12.2%	13.9%	13.2%	14.5%	4.0%	17.3%	23.2%	10.1%
Schooner Fund	SCNAX	-4.3%	-6.0%	-15.0%	-10.8%	-4.8%	-9.9%	-0.4%	-13.8%	0.3%	17.0%	1.0%
Schwab Hedged Equity Fund	SWHEX	-0.6%	0.5%	-0.5%	2.5%	6.4%	3.2%	5.9%	-0.4%	10.5%	15.0%	7.6%
SPDR Russell 1000 Low Volatility ETF	LGLV	4.4%	9.0%	13.2%	10.3%	13.3%	10.3%		2.2%	17.1%
Swan Defined Risk - I	SDRIX	3.4%	4.2%	-0.4%	0.6%	4.9%	1.5%		-4.3%	6.2%	14.3%
Virtus Equity Trend Fund	VAPIX	1.9%	-2.3%	-5.6%	-7.6%	1.7%	-6.0%	4.2%	-8.5%	2.0%	29.6%	10.3%
Average of Peer Group Products		0.9%	1.2%	-1.6%	-0.3%	4.6%	0.8%	4.5%	-3.4%	6.0%	18.0%	7.9%

Source: Bloomberg	†Returns for periods less than 12 months are not annualized

Returns are net of fees and expenses	* Inception date - GRGIX

** Inception date - GDAMX

Description	Objective	Ticker	Expense Ratio
AQR Risk Parity Fund	The Fund invests across a wide variety of global markets, including: developed and emerging market equities, fixed income, currencies, global credit markets (corporate, government, and mortgage) and commodities. The Fund will incorporate drawdown control, stress testing, and volatility targeting to help manage risk while implementing the strategy.	AQRIX (Class I shares) AQRNX (Class N shares)	1.18% 0.85%
Aspiriant Risk-Managed Global Equity Fund	In pursuing its investment objective, the Fund seeks to reduce the volatility of its net asset value relative to the MSCI ACWI All Cap Index (the “Index”), protect the value of its assets against periods of severe market stress (often referred to as “tail risk”), and increase its return through systematic strategies. The Aspiriant Risk-Managed Global Equity Fund (the “Fund”) seeks to achieve long-term capital appreciation while considering federal tax implications of investment decisions.	RMEAX (Class A shares) RMEIX (Class I shares)	1.01% 1.23%
Barclays ETN+ S&P Veqtor ETNs	The Barclays ETN+ S&P VEQTOR ETNs are ETNs issued linked to the performance of the S&P 500 Dynamic VEQTOR Total Return Index. The Index seeks to provide investors with broad equity market exposure with an implied volatility hedge by dynamically allocating its notional investments among three components: equity, volatility and cash. Equity component is S&P 500 and volatility is S&P 500 VIX short-term futures index.	VQT	0.95%
BlackRock Managed Volatility Inverse A	The Fund incorporates a volatility control process that seeks to reduce risk when portfolio volatility is expected to deviate from the Fund’s targeted total return volatility of 10% over a one-year period.	PCBAX (Class A shares) BRBCX (Class C shares) PBAIX (Class I shares)	1.11% 1.79% 0.81%
CMG Global Equity	The Fund seeks long-term total return with less volatility than global equity markets in general. The Fund is designed to reduce the portfolio’s risk profile by utilizing a sub-adviser to identify periods of high risk in global equity markets and hedging equity exposure by investing in liquid equity index future contracts (“Active Volatility Management”).	GEFAX (Class A shares) GEFIX (Class I shares)	2.31% 1.98%
DIREXION S&P 500 Dyn Rebal Risk Control Vol Response	15% Target volatility. Please refer to fact sheet for details. Tracks S&P 500 Dynamic Rebalancing Risk Control Index. Follows a quantitative rules-based equity index that seeks to mitigate risk by dynamically changing total equity exposure based on volatility signals.	VSPY	0.45%
Eaton Vance Risk-Managed Diversified Equity Income	The Fund invests in a diversified portfolio of common stocks and purchases out-of-the-money; short-dated S&P 500 index put options and sells out-of-the-money S&P 500 Index call options of the same term as the put options with roll dates that are staggered across the options portfolio. The Fund evaluates returns on an after-tax basis and seeks to minimize and defer federal income taxes incurred by shareholders in connection with their investment in the Fund.	ETJ	1.10%
Eaton Vance Hedged Stock Fund	Fund managers write S&P 500 Index call options to generate premium income and purchase index put options to help cushion returns in down markets. Fundamental research governs the buy/sell decisions made at the individual stock level. Management seeks to reduce the impact of taxes on income and gains.	EROAX (Class A shares) EROCX (Class C shares) EROIX (Class I shares)	1.15% 1.90% 0.90%
Even Keel Managed Risk Fund	The Even Keel Managed Risk Fund is an actively managed mutual fund that seeks to provide investors total return consistent with long-term capital preservation, via risk-managed exposure to large-cap US stocks. The risk management process used by the Fund seeks to stabilize portfolio volatility and reduce downside risk during severe, sustained declines in the market (e.g., S&P 500 Index).	EKMRX (Class A shares) EKMIX (Class I shares)	0.92% 0.67%
First Trust CBOE S&P 500 VIX Tail Hedge Fund	The CBOE® VIX® Tail Hedge Index consists of each equity security in the S&P 500 (with dividends reinvested), and an amount of one-month, call options on the VIX Index that is determined by the level of forward volatility. This dynamic allocation to VIX calls is designed to reduce hedging costs by limiting the number of VIX calls that are purchased during periods of expected low volatility, and also has the effect of taking VIX option profits when extreme volatility levels are reached.	VIXH	0.60%

Northern Lights Fund Trust • The Giralda Fund :: Giralda Risk-Managed Growth Fund :: 80 Arkay Drive, Hauppauge, NY 11788

Description	Objective	Ticker	Expense Ratio
Global X JPM US Sector Rotation ETF	The JPMorgan U.S. Sector Rotator TR Series X Index aims to participate in the best-performing U.S. sectors of the market while limiting its exposure to the market during periods of high volatility or market declines. The Global X | JPMorgan US Sector Rotator Index ETF seeks to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of the JPMorgan U.S. Sector Rotator TR Series X Index.	SCTO	0.86%
Good Harbor US Tactical Core	The long-only strategy seeks to outperform the Standard and Poor’s 500 Total Return (“SP500TR”) Index by allocating investments tactically across various asset classes, including US stocks, bonds and money market instruments. The strategy is not restricted to a minimum percentage in either stocks or bonds.	GHUAX (Class A shares) GHUCX (Class C shares) GHUIX (Class I shares)	1.40% 2.15% 1.15%
US Equity Rotation Strategy	The objective is to seek capital appreciation in a given market environment. Under normal market conditions, the ETF invests in companies that are organized in the US and included in the S&P Composite 1500, which is comprised of large-cap, mid-cap and small-cap companies.	HUSE	0.95%
ICON Risk-Managed Equity Fund	To pursue the Fund’s investment objective the Fund will normally invest in equity securities traded in U.S. markets, options on equity securities and securities indices. The Fund may also purchase exchange traded funds and other derivatives. Equity securities the Fund may invest in include common stocks and preferred stocks of companies of any market capitalization.	IOCZX (Class S shares) IOCAX (Class A shares) IOCCX (Class C shares)	1.20% 1.45% 2.20%
Ironclad Managed Risk	Under normal circumstances, the Fund’s primary strategy consists of selling covered put options on Exchange Traded Funds (“ETFs”) and equity indexes. The sale of covered put options generates income for the Fund, but exposes it to the risk of declines in the value of the underlying assets that are in excess of the income collected. The Fund retains the income collected during market advances. The Advisor seeks to manage the risk of the equity exposure in the portfolio by generating income that reduces the impact of market declines.	IRONX	1.28%
iShares Edge MSCI USA Min Volatility	The iShares MSCI USA Minimum Volatility ETF seeks to track the investment results of an index composed of U.S. equities that, in aggregate, have lower volatility characteristics relative to the broader U.S. equity market. The Underlying Index measures the performance of equity securities in the top 85% by market capitalization of equity securities listed on the stock exchanges in the U.S. that in aggregate have lower volatility.	USMV	0.15%
Janus Velocity Tail Risk Hedged Large Cap ETF	The VelocityShares Tail Risk Hedged Large Cap Index (underlying index) reflects the performance of a portfolio providing a target exposure of 85% to a large cap equity portfolio and a target exposure of 15% to a volatility strategy designed to hedge tail risk in the S&P 500. The exposures in the index are rebalanced back to their 85% and 15% target weights at the end of each month. The volatility component of the index reflects both long and inverse exposure to short-term VIX futures. The volatility strategy targets a net long volatility exposure, though market movement in VIX futures will result in differing allocations on any given day, including the potential for a net long or net short exposure.	TRSK	0.71%
Janus Velocity Volatility Hedged Large Cap ETF	The VelocityShares Volatility Hedged Large Cap Index (underlying index) reflects the performance of a portfolio providing a target exposure of 85% to a large cap equity portfolio and a target exposure of 15% to a volatility strategy designed to hedge volatility risk in the S&P 500. The exposures in the index are rebalanced back to their 85% and 15% target weights at the end of each month. The volatility component of the index reflects both long and inverse exposure to short term VIX futures. The volatility strategy targets a net neutral exposure, though market movement in VIX futures will result in differing allocations on any given day, including the potential for a net long or net short exposure.	SPXH	0.71%
KCM Macro Trends R-1	The long-term growth of capital, and the management of volatility and market risk. We believe strong, long-term investment results are best achieved through the avoidance of major losses and the compounding of reasonable gains.	KCMTX (Class R-1 Shares) KCMBX (Class R-2 Shares)	1.61% 2.36%
KKM Enhanced US Equity - I	Normally, the fund’s portfolio is generally divided between a volatility and equity portion. In allocating between these two portions, it seeks to provide investors with a lower risk method of participating in the rise of the broad U.S. equity market using the Adviser’s methodology.	KKMAX (Class A shares) KKMIX (Class I shares)	1.45% 1.20%
Navigator Equity Hedged - A	The Fund’s adviser seeks to achieve the Fund’s investment objective by allocating assets across various sectors of the global equity markets by investing primarily in exchange-traded funds that each invest primarily equity securities and put options on the Standard & Poor’s 500 Index, volatility-linked exchange-traded funds and volatility-linked exchange-traded notes for hedging purposes.	NAVAX (Class A shares) NAVIX (Class I shares) NAVCX (Class C shares)	1.31% 1.06% 2.06%
Powershares Downside Hedged Portfolio	The fund seeks to achieve positive total returns in rising or falling markets that are not directly correlated to broad equity or fixed income market returns. Notes from index: S&P VEQTOR - The volatility strategy allocates dynamically between S&P 500 and short term VIX based on both a realized and implied volatility trend. The idea here is to allocate to volatility in cases of extreme market shocks. The strategy maintains exposure primarily to equities in other times.	PHDG	0.40%
Powershares S&P 500 Low Volatility Portfolio	The PowerShares S&P 500 Low Volatility portfolio is based on the S&P 500 Low Volatility Index. The Index is compiled, maintained and calculated by Standard & Poor’s and consists of the 100 stocks from the S&P 500 Index with the lowest realized volatility over the past 12 months.	SPLV	0.25%
Schooner Fund	The Fund implements an actively managed single name covered call strategy against a diversified large cap equity portfolio. The Fund also selectively purchases convertible securities and index puts and spreads in an attempt to help reduce risk, and seeks to capture a substantial portion of the long-term total return potential of equities, while aiming to limit portfolio volatility and downside risk.	SCNAX (Class A shares) SCNIX (Class I shares)	1.74% 1.49%
Schwab Hedged Equity Fund	The Schwab Hedged Equity Fund employs a long/short strategy to achieve its objective of capturing the performance of the broad U.S. equity market while using active risk-management techniques to minimize volatility.	SWHEX	1.33%
SPDR Russell 1000 Low Volatility ETF	The SPDR Russell 1000® Low Volatility ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of an index that tracks the performance of the U.S. large capitalization low volatility market.	LGLV	0.12%
Swan Defined Risk - I	An absolute return, risk-managed approach to asset allocation designed for growth investors. The Fund seeks to achieve positive returns with potentially less downside risk and volatility than equity markets. The Fund’s hedged equity strategy, combined with a proprietary monthly income component, seeks to capture the majority of stock market returns with less exposure to risk than other equity investments.	SDRAX (Class A shares) SDRIX (Class I shares) SDRCX (Class C shares)	1.48% 1.23% 2.23%
Virtus Equity Trend Fund	The Virtus Equity Trend Fund™ Fund seeks to meet the real needs of individual investors by seeking to provide risk controls in down markets and enhanced alpha in up markets, delivering attractive long-term returns while limiting losses during periods of major market declines.	VAPAX (Class A shares) VAPCX (Class C shares) VAPIX (Class I shares)	1.42% 2.02% 1.24%

Northern Lights Fund Trust • The Giralda Fund :: Giralda Risk-Managed Growth Fund :: 80 Arkay Drive, Hauppauge, NY 11788

The Giralda Fund

PORTFOLIO REVIEW (Unaudited)

PERFORMANCE OF A $10,000 INVESTMENT
Since Inception through June 30, 2016*

Annualized Total Returns

	One Year	Three Year	Since Inception*
The Giralda Fund:
Manager Class	(0.50)%	8.65%	6.51%
S&P 500	3.99%	11.66%	12.11%

*	The Fund commenced operations on July 19, 2011.

The S&P 500 is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the Adviser not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total gross annual operating expenses, before waiver, including underlying funds, is 1.39% for the Manager Class as per the October 28, 2015 prospectus. Manager Class shares are subject to a redemption fee of up to 1.00% if redeemed within 60 days of purchase. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-855-GIRALDA.

PORTFOLIO COMPOSITION* (Unaudited)

Exchange-Traded Funds	97.4%
Short-TermInvestments	2.6%
100.0%

*   Based on Portfolio Value as of June 30, 2016.

Please refer to the Portfolio of Investments in this shareholder report for a detailed analysis of the Fund’s Holdings.

Giralda Risk-Managed Growth Fund

PORTFOLIO REVIEW (Unaudited)

PERFORMANCE OF A $10,000 INVESTMENT

Since Inception through June 30, 2016*

Annualized Total Returns

	One Year	Since Inception*
Giralda Risk-Managed Growth Fund:
Class I	(0.41)%	3.04%
S&P 500	3.99%	6.85%

*	The Fund commenced operations on May 28, 2014.

The S&P 500 is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the Adviser not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total gross annual operating expenses, before waiver, including underlying funds, is 1.86% for Class I as per the October 28, 2015 prospectus. Class I shares are subject to a redemption fee of up to 1.00% if redeemed within 60 days of purchase. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-855-GIRALDA.

PORTFOLIO COMPOSITION* (Unaudited)

Exchange-Traded Funds	98.0%
Short-TermInvestments	2.0%
100.0%

*   Based on Portfolio Value as of June 30, 2016.

Please refer to the Portfolio of Investments in this shareholder report for a detailed analysis of the Fund’s Holdings.

The Giralda Fund

PORTFOLIO OF INVESTMENTS

June 30, 2016

Shares		Value
	EXCHANGE TRADED FUNDS - 98.8%
	EQUITY FUNDS - 98.8%
272,500	Consumer Discretionary Select Sector SPDR Fund	$21,268,625
359,700	Consumer Staples Select Sector SPDR Fund	19,837,455
220,100	Energy Select Sector SPDR Fund	15,019,624
297,300	Health Care Select Sector SPDR Fund	21,322,356
368,500	Industrial Select Sector SPDR Fund	20,621,260
254,700	Materials Select Sector SPDR Fund	11,802,798
1,300	SPDR S&P 500 ETF Trust	272,389
679,200	Technology Select Sector Fund	29,450,112
189,000	Utilities Select Sector SPDR Fund	9,916,830
52,600	Vanguard Telecommunication Services ETF	5,175,840
	TOTAL EXCHANGE TRADED FUNDS (Cost - $124,406,822)	154,687,289

	SHORT-TERM INVESTMENTS - 1.7%
	MONEY MARKET FUND - 1.7%
2,699,882	Short-Term Investments Trust -STIC Prime Portfolio - Private Class - 0.17% +(b)	2,699,882
	TOTAL SHORT-TERM INVESTMENTS (Cost - $2,699,882)

	TOTAL INVESTMENTS (Cost - $127,106,704) (a) - 100.5%	$157,387,171
	LIABILITIES LESS OTHER ASSETS - (0.5) %	(899,499)
	NET ASSETS - 100.0%	$156,487,672

ETF - Exchange Traded Fund

+	Money Market Fund; Interest rate reflects seven-day effective yield on June 30, 2016.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $131,570,574 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

(b)	Includes $850,000, held as collateral, at the custodian, for the Deutsche Bank swap.

Unrealized Appreciation:	$30,280,467
Unrealized Depreciation:	(3,013,870)
Net Unrealized Appreciation:	$27,266,597

		Notional	Termination	Unrealized
TOTAL RETURN SWAP CONTRACTS:	Counterparty	Amount	Date	Depreciation

Index swap on SGI Vol Select 2 Index - to receive Total Return vs. Fee (0.65% spread (Days/360))	Societe Generale	$18,000,000	7/6/2016	$—

Index swap on Barclays ASTRO US Variable Excess Return-to receive Total Return vs. Fee (0.00%(Days/365))**	Barclays	10,000,000	12/30/2016	—

Index swap on GDCON Strategy Excess Return - to receive Total Return vs. Fee (0.00%(Days/360))	Barclays	15,000,000	1/5/2017	—

Index swap on Deutsche Bank ProVol Balanced Index- to receive Total Return vs. Fee (1.00%(Days/365))	Deutsche Bank	23,000,000	5/23/2017	(2,283,630)
	Net unrealized depreciation on swap contracts:			$(2,283,630)

**	1.5% spread is included in the fair value of the Swap

The accompanying notes are an integral part of these financial statements.

Giralda Risk-Managed Growth Fund

PORTFOLIO OF INVESTMENTS

June 30, 2016

Shares		Value
	EXCHANGE TRADED FUNDS - 99.6%
	EQUITY FUNDS - 99.6%
31,000	Consumer Discretionary Select Sector SPDR Fund	$2,427,355
41,050	Consumer Staples Select Sector SPDR Fund	2,263,907
25,200	Energy Select Sector SPDR Fund	1,719,648
33,950	Health Care Select Sector SPDR Fund	2,434,894
42,100	Industrial Select Sector SPDR Fund	2,355,916
29,100	Materials Select Sector SPDR Fund	1,348,494
150	S&P 500 ETF Trust SPDR Fund	31,430
77,600	Technology Select Sector Fund	3,364,736
21,600	Utilities Select Sector SPDR Fund	1,133,352
6,000	Vanguard Telecommunications Fund ETF	590,400
	TOTAL EXCHANGE TRADED FUNDS (Cost - $15,903,457)	17,670,132

	SHORT-TERM INVESTMENTS - 2.1%
	MONEY MARKET FUND - 2.1%
364,085	Short-Term Investments Trust -STIC Prime Portfolio - Private Class - 0.17% +	364,085
	TOTAL SHORT-TERM INVESTMENTS (Cost - $364,085)

	TOTAL INVESTMENTS (Cost - $16,267,542) (a) - 101.7%	$18,034,217
	LIABILITIES LESS OTHER ASSETS - (1.7) %	(301,128)
	NET ASSETS - 100.0%	$17,733,089

ETF - Exchange Traded Fund

+	Money Market Fund; Interest rate reflects seven-day effective yield on June 30, 2016.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $16,501,540 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$1,532,677
Unrealized Depreciation:	—
Net Unrealized Appreciation:	$1,532,677

		Notional	Termination	Unrealized
TOTAL RETURN SWAP CONTRACTS:	Counterparty	Amount	Date	Depreciation

Index swap on SGI Vol Select 2 Index - to receive Total Return vs. Fee (0.65% spread (Days/360))	Societe Generale	$2,000,000	7/6/2016	$—

Index swap on Barclays ASTRO US Variable Excess Return Index- to receive Total Return vs. Fee (0.00%(Days/365))**	Barclays	1,000,000	12/30/2016	—

Index swap GDCON Strategy Excess Return - to receive Total Return vs. Fee (0.00%(Days/365))	Barclays	1,500,000	1/5/2017	—

Index swap on Deutsche Bank ProVol Balanced Index - to receive Total Return vs. Fee (1.00%(Days/365))	Deutsche Bank	2,500,000	5/23/2017	(248,221)
	Net unrealized depreciation on swap contracts:			$(248,221)

**	1.5% spread is included in the fair value of the Swap

The accompanying notes are an integral part of these financial statements.

Giralda Funds

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2016

		Giralda Risk-Managed
	The Giralda Fund	Growth Fund
Assets:
Investments in Securities at Cost	$127,106,704	$16,267,542
Investments in Securities at Value	$157,387,171	$18,034,217
Cash held as Collateral for Swaps	1,540,000	—
Dividends and Interest Receivable	1,402	—
Receivable for Fund Shares Sold	—	250,000
Receivable for Securities - Swaps	500,260	49,882
Prepaid Expenses and Other Assets	19,710	25,507
Total Assets	159,448,543	18,359,606

Liabilities:
Accrued Advisory Fees	65,776	3,525
Payable to Related Parties	11,114	1,150
Payable for Fund Shares Redeemed	509,959	344,838
Unrealized Depreciation on Swap Contracts	2,283,630	248,221
Accrued Interest Payable - Swaps	53,538	5,887
Accrued Expenses and Other Liabilities	36,854	22,896
Total Liabilities	2,960,871	626,517

Net Assets	$156,487,672	$17,733,089

Composition of Net Assets:
At June 30, 2016, Net Assets consisted of:
Paid-in-Capital	$107,467,538	$17,299,364
Undistributed Net Investment Income	1,995,588	214,691
Accumulated Net Realized Gain (Loss) From Investments and Swap Contracts	19,027,709	(1,299,420)
Net Unrealized Appreciation on Investments and Swap Contracts	27,996,837	1,518,454

Net Assets	$156,487,672	$17,733,089

Net Asset Value Per Share
Manager Shares:
Net Assets	$156,487,672	$—
Shares of Beneficial Interest Outstanding (Unlimited shares of no par beneficial interest authorized)	13,079,647	—
Net Asset Value, Offering Price and Redemption Price per Share ($156,487,672/13,079,647 shares outstanding) (a)	$11.96	$—

Class I Shares:
Net Assets	$—	$17,733,089
Shares of Beneficial Interest Outstanding (Unlimited shares of no par beneficial interest authorized)	—	1,685,600
Net Asset Value, Offering Price and Redemption Price per Share ($17,733,089/1,685,600 shares outstanding) (a)	$—	$10.52

(a)	Redemptions of shares held less than 60 days may be assessed a redemption fee of 1.00%.

The accompanying notes are an integral part of these financial statements.

Giralda Funds

STATEMENTS OF OPERATIONS

For the Year Ended June 30, 2016

		Giralda Risk-Managed
	The Giralda Fund	Growth Fund
Investment Income:
Dividend Income	$3,571,446	$392,003
Interest Income	2,298	321
Total Investment Income	3,573,744	392,324

Expenses:
Investment Advisory Fees	1,798,771	197,667
Administration Fees	150,311	17,318
Non 12b-1 Shareholder Fees	52,334	9,368
Fund Accounting Fees	43,945	—
Custody Fees	36,526	9,836
Registration and Filing Fees	35,718	25,816
Chief Compliance Officer Fees	22,380	2,570
Transfer Agent Fees	22,110	4,809
Audit Fees	19,500	17,500
Legal Fees	15,959	15,043
Trustees’ Fees	10,706	12,034
Printing Expense	8,118	5,221
Insurance Expense	6,501	249
Miscellaneous Expenses	1,417	726
Total Expenses	2,224,296	318,157
Less: Investment Advisory Fees Waived	(899,385)	—
Less: Expenses Reimbursed by Adviser	—	(61,153)
Net Expenses	1,324,911	257,004
Net Investment Income	2,248,833	135,320

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	30,211,615	(997,964)
Swap Contracts	(209,396)	28,506
Options Purchased	423,818	48,756
	30,426,037	(920,702)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(32,654,906)	695,405
Swap Contracts	(2,381,573)	(256,966)
	(35,036,479)	438,439

Net Realized and Unrealized Loss on Investments	(4,610,442)	(482,263)

Net Decrease in Net Assets Resulting From Operations	$(2,361,609)	$(346,943)

The accompanying notes are an integral part of these financial statements.

The Giralda Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended	ended
	June 30, 2016	June 30, 2015
Operations:
Net Investment Income	$2,248,833	$3,451,826
Net Realized Gain on Investments, Options, and Swaps	30,426,037	17,528,139
Net Change in Unrealized Depreciation on Investments and Swaps	(35,036,479)	(8,441,404)
Net Increase (Decrease) in Net Assets Resulting From Operations	(2,361,609)	12,538,561

Distributions to Shareholders From:
Net Investment Income:
Manager Class ($0.15 and $0.18 per share, respectively)	(1,960,307)	(2,802,640)
Capital Gains:
Manager Class ($1.15 and $0.06 per share, respectively)	(16,801,396)	(1,060,734)
Total Distributions to Shareholders	(18,761,703)	(3,863,374)

Capital Share Transactions:
Manager Class
Proceeds from Shares Issued	6,166,148	2,663,554
Distributions Reinvested	18,754,555	3,863,374
Cost of Shares Redeemed	(57,619,902)	(65,445,893)
Redemption Fees	—	113
Net Decrease from Capital Share Transactions	(32,699,199)	(58,918,852)

Total Net Decrease in Net Assets	(53,822,511)	(50,243,665)

Net Assets:
Beginning of Year	210,310,183	260,553,848
End of Year (including accumulated net investment income (loss) of $1,995,588 and $(97,943), respectively)	$156,487,672	$210,310,183

SHARE ACTIVITY
Manager Class
Shares Sold	473,365	203,177
Shares Reinvested	1,578,171	289,140
Shares Redeemed	(4,720,862)	(4,929,679)
Net decrease in shares of beneficial interest outstanding	(2,669,326)	(4,437,362)

The accompanying notes are an integral part of these financial statements.

Giralda Risk-Managed Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the year	For the year
	ended	ended
	June 30, 2016	June 30, 2015
Operations:
Net Investment Income	$135,320	$111,201
Net Realized Loss on Investments, Options, and Swaps	(920,702)	(450,999)
Net Change in Unrealized Appreciation on Investments and Swaps	438,439	859,154
Net Increase (Decrease) in Net Assets Resulting From Operations	(346,943)	519,356

Distributions to Shareholders From:
Net Investment Income:
Class I Shares ($0.00 and $0.05 per share, respectively)	—	(89,924)
Return of Capital:
Class I Shares ($0.06 and $0.02 per share, respectively)	(94,082)	(44,867)
Total Distributions to Shareholders	(94,082)	(134,791)

Capital Share Transactions:
Class I
Proceeds from Shares Issued	4,920,067	15,618,940
Distributions Reinvested	93,345	134,652
Cost of Shares Redeemed	(8,055,886)	(4,225,121)
Redemption Fees	602	470
Net Increase (Decrease) from Capital Share Transactions	(3,041,872)	11,528,941

Total Net Increase (Decrease) in Net Assets	(3,482,897)	11,913,506

Net Assets:
Beginning of Year	21,215,986	9,302,480
End of Year (including accumulated net investment income (loss) of $214,691 and $(8,745), respectively)	$17,733,089	$21,215,986

SHARE ACTIVITY
Class I
Shares Sold	468,225	1,479,339
Shares Reinvested	8,975	12,672
Shares Redeemed	(789,620)	(397,956)
Net increase (decrease) in shares of beneficial interest outstanding	(312,420)	1,094,055

The accompanying notes are an integral part of these financial statements.

The Giralda Fund

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

	The Giralda Fund
	Manager Class
	For the year ended June 30, 2016	For the year ended June 30, 2015	For the year ended June 30, 2014	For the year ended June 30, 2013		For the period ended June 30, 2012 (1)
Net Asset Value, Beginning of Period	$13.35	$12.91	$10.54	$9.35		$10.00
From Operations:
Net investment income (a)	0.16	0.19	0.19	0.18		0.11
Net gain (loss) from investments (both realized and unrealized)	(0.25)	0.49	2.18	1.01		(0.67)
Total from operations	(0.09)	0.68	2.37	1.19		(0.56)
Distributions to shareholders from
net investment income	(0.15)	(0.18)	—	(0.00	) (g)	(0.09)
net realized gains	(1.15)	(0.06)	—	—		—
Total distributions	(1.30)	(0.24)	—	(0.00)		(0.09)
Paid in capital from redemption fees	—	0.00 (g)	0.00 (g)	0.00	(g)	0.00	(g)
Net Asset Value, End of Period	$11.96	$13.35	$12.91	$10.54		$9.35
Total Return (b)	(0.50)%	5.24%	22.49%	12.77%		(5.53	)% (d)
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$156,488	$210,310	$260,554	$231,546		$210,684
Ratio of expenses to average net assets,
before waiver (e)	1.24%	1.19%	1.19%	1.18%		1.25	% (c)
net of waiver (e)	0.74%	0.34%	0.19%	0.18%		0.25	% (c)
Ratio of net investment income to average net assets (e) (f)	1.25%	1.43%	1.57%	1.85%		1.24	% (c)
Portfolio turnover rate	338%	25%	28%	155%		571	% (d)

(1)	The Giralda Fund commenced operations on July 19, 2011.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(c)	Annualized.

(d)	Not annualized.

(e)	Does not include the expenses of other investment companies in which the Fund invests.

(f)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Giralda Risk-Managed Growth Fund

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

	Giralda Risk-Managed Growth Fund
	Class I
	For the year	For the year	For the period
	ended	ended	ended
	June 30, 2016	June 30, 2015	June 30, 2014 (1)

Net Asset Value, Beginning of Period	$10.62	$10.29	$10.00
From Operations:
Net investment income (a)	0.07	0.07	0.03
Net gain (loss) from investments
(both realized and unrealized)	(0.11)	0.33	0.26
Total from operations	(0.04)	0.40	0.29

Distributions to shareholders from
net investment income	—	(0.05)	—
return of capital	(0.06)	(0.02)	—
Total distributions	(0.06)	(0.07)	—
Paid in capital from redemption fees	0.00 (g)	0.00 (g)	—
Net Asset Value, End of Period	$10.52	$10.62	$10.29
Total Return (b)	(0.41)%	3.89%	2.90	% (d)
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$17,733	$21,216	$9,302
Ratio of expenses to average net assets,
before waiver (e)	1.61%	1.66%	2.27	% (c)
net of waiver (e)	1.30%	1.30%	1.30	% (c)
Ratio of net investment income to average net assets (e) (f)	0.68%	0.65%	3.64	% (c)
Portfolio turnover rate	353%	69%	0	% (d)

(1)	The Giralda Risk-Managed Growth Fund commenced operations on May 28, 2014.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(c)	Annualized.

(d)	Not annualized.

(e)	Does not include the expenses of other investment companies in which the Fund invests.

(f)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

The Giralda Funds
NOTES TO FINANCIAL STATEMENTS
June 30, 2016

1.	ORGANIZATION

The Giralda Fund (the “Giralda Fund”) and Giralda Risk-Managed Growth Fund (the “Risk-Managed Growth Fund”) are each a non-diversified series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005. The Trust is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. The Giralda Fund offers one class of shares designated as Manager Class. The Risk-Managed Growth Fund offers Class A and I share classes. Class A did not commence operations during the year ended June 30, 2016. The primary investment objective of both Funds is capital appreciation. The Giralda Fund commenced operations on July 19, 2011 and the Risk-Managed Growth Fund commenced operations on May 28, 2014. The Giralda Fund and the Risk-Managed Growth Fund are collectively referred to herein as the “Funds”. As of March 14, 2015, the Giralda Fund was closed to new investors.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Exchange traded options, futures and options on futures are valued at the final settle price or, in the absence of a settle price, at the last sale price on the day of valuation. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Total Return Swaps are valued based on a price received from the underlying financial institution where the swap is being held. Short-term debt obligations, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representative from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as an valuation specialist at a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representative from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading;

The Giralda Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016

(iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their fair values (generally the last reported sale price) and all other securities and assets at their fair value using the methods established by the boards of directors of the Underlying Funds.

Open-end investments companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that each Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing each Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Giralda Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2016 for the Funds’ assets and other financial instruments measured at fair value:

Giralda Fund

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$154,687,289	$—	$—	$154,687,289
Short-Term Investments	2,699,882	—	—	2,699,882
Total	$157,387,171	$—	$—	$157,387,171

Derivatives
Open Swap Contracts*	$—	$(2,283,630)	$—	$(2,283,630)

Risk-Managed Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$17,670,132	$—	$—	$17,670,132
Short-Term Investments	364,085	—	—	364,085
Total	$18,034,217	$—	$—	$18,034,217

Derivatives
Open Swap Contracts*	$—	$(248,221)	$—	$(248,221)

The Funds did not hold any Level 3 securities during the period.

There were no transfers into and out of Level 1 and Level 2 during the period.

*	The amounts shown for swaps is unrealized depreciation.

It is the Funds’ policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period. See Portfolios of Investments for Industry Classification.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Option Transactions – The Funds are subject to equity price risk in the normal course of pursuing their investment objective and may purchase or sell options to help hedge against risk. When a Fund writes put and call options, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in a Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to a Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees

The Giralda Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016

against a possible default. For the year ended June 30, 2016, the Giralda Fund and Risk-Managed Growth Fund had net realized gain of $423,818 and $48,756, respectively, resulting from purchased options activity which can be found on the Statements of Operations within net realized gain (loss) on purchased options. The Funds did not hold options as of the year ended June 30, 2016.

Swap Agreements – The Funds are subject to equity price risk and/or interest rate risk in the normal course of pursuing their respective investment objectives. The Funds may hold fixed-rate bonds, the value of which may decrease if interest rates rise, and equities subject to equity price risk. The Funds may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency) or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments. For the year ended June 30, 2016, the receivables on the swap contracts subject to equity price risk for the Giralda Fund and Risk-Managed Growth Fund was $500,260 and $49,882, respectively, which can be found on the Statements of Assets and Liabilities. For the year ended June 30, 2016, the unrealized depreciation on swap contracts subject to equity price risk for the Giralda Fund and Risk-Managed Growth Fund was $(2,283,630) and $(248,221), respectively, which can be found on the Statement of Assets and Liabilities. For the year ended June 30, 2016, no swaps were subject to other risk classifications. For the year ended June 30, 2016, the net change in unrealized depreciation on the swap contracts subject to equity price risk for the Giralda Fund and Risk-Managed Growth Fund was $(2,381,573) and $(256,966), respectively, which can be found on the Statements of Operations. For the year ended June 30, 2016, no swaps were subject to other risk classifications.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Funds amortize upfront payments and/or accrue for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations. The Funds maintain a cash balance as collateral to secure their obligations under the swaps. The amounts posted as collateral for each broker were as follows, Societe Generale and Deutche Bank posted $90,000, in cash, and $1,450,000, in cash and $850,000 in the money market fund, respectively, to the Giralda Fund; for Barclays, no cash collateral was required at June 30, 2016. For the Risk-Managed Growth Fund, Societe Generale, Deutche Bank and Barclays, no cash collateral was required at June 30, 2016. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Each Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. For the year ended June 30, 2016, the Giralda Fund and Risk-Managed Growth Fund had net realized gain (loss) of $(209,396) and $28,506, respectively, resulting from swap activity which can be found on the Statements of Operations.

The derivative instruments outstanding as of June 30, 2016 as disclosed in the Portfolios of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

Offsetting of Financial Assets and Derivative Assets –

The Funds’ policy is to recognize a gross asset or liability equal to the gross appreciation (depreciation) of the derivative. During the year ended June 30, 2016, the Funds were subject to master netting arrangements. The following table shows additional information regarding the offsetting of assets and liabilities at June 30, 2016:

The Giralda Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016

The Giralda Fund

					Gross Amounts Not Offset in the Statements of Assets
					and Liabilities
ASSETS
			Gross Amounts Offset in	Net Amounts Presented in
	Gross Amounts of		the Statements of Assets	the Statement of Assets	Financial	Collateral (Pledged)
Description	Recognized Assets		and Liabilities	and Liabilities	Instruments	received ^	Net Amount

Swap Contracts
Barclays	$533,966	*	$(33,706)	$500,260	$—	$—	$500,260
Deutsche Bank	—		—	—	—	—	—
Societe Generale	—		—	—	—	—	—
Total	$533,966		$(33,706)	$500,260	$—	$—	$500,260

					Gross Amounts Not Offset in the Statements of Assets
					and Liabilities
LIABILITIES
			Gross Amounts Offset in	Net Amounts Presented in
	Gross Amounts of Recongized		the Statements of Assets	the Statement of Assets	Financial	Collateral (Pledged)
Description	Liabilities		and Liabilities	and Liabilities	Instruments	received ^	Net Amount
Swap Contracts
Barclays	$—		$—	$—	$—	$—	$—
Deutsche Bank	2,283,630		—	2,283,630	—	(2,283,630)	—
Societe Generale	33,706	*	(33,706)	—	—	—	—
Total	$2,317,336		$(33,706)	$2,283,630	$—	$(2,283,630)	$—

Risk-Managed Growth Fund

					Gross Amounts Not Offset in the Statements of
					Assets and Liabilities
ASSETS
			Gross Amounts Offset in the	Net Amounts Presented in the		Collateral
	Gross Amounts of		Statements of Assets and	Statement of Assets and	Financial	(Pledged)
Description	Recognized Assets		Liabilities	Liabilities	Instruments	received ^	Net Amount

Swap Contracts
Barclays	$53,398		$(3,516)	$49,882	$—	$—	$49,882
Deutsche Bank	—		—	—	—	—	—
Societe Generale	—		—	—	—	—	—
Total	$53,398		$(3,516)	$49,882	$—	$—	$49,882

					Gross Amounts Not Offset in the Statements of
					Assets and Liabilities
LIABILITIES
			Gross Amounts Offset in the	Net Amounts Presented in the		Collateral
	Gross Amounts of		Statements of Assets and	Statement of Assets and	Financial	(Pledged)
Description	Recongized Liabilities		Liabilities	Liabilities	Instruments	received ^	Net Amount
Swap Contracts
Barclays	$—		$—	$—	$—	$—	$—
Deutsche Bank	248,221		—	248,221	—	—	248,221
Societe Generale	3,516	*	(3,516)	—	—	—	—
Total	$251,737		$(3,516)	$248,221	$—	$—	$248,221

*	Amount represent gross receivable/payable due from/to counterparty relating to a swap that reset on June 30, 2016

^	Amount limited to the derivative liability balance and accordingly does not include excess collateral pledged

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The Funds did not have withholding taxes on foreign dividends for the year ended June 30, 2016.

The Giralda Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust. The Funds’ income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

Federal Income Taxes – The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded as of or during the year ended June 30, 2016, related to uncertain tax positions taken on the returns filed for the open tax years 2013-2015 for the Giralda Fund and 2014-2015 for the Risk-Managed Growth Fund, or expected to be taken in both Funds’ 2016 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal, Nebraska State and foreign jurisdictions’ where the Funds make significant investments; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next six months.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid semi-annually and are recorded on the ex-dividend date. The Funds will declare and pay net realized capital gains, if any, annually. The character of income and gains to be distributed is determined in accordance with Federal income tax regulations, which may differ from GAAP.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to an investment advisory agreement with the Trust on behalf of the Funds (the “Advisory Agreement”), investment advisory services are provided to the Funds by Giralda Advisors, LLC (the “Adviser”). Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.00% of the average daily net assets of the Funds. For the year ended June 30, 2016, the Adviser earned advisory fees for the Giralda Fund and Risk-Managed Growth Fund of $1,798,771 and $197,667, respectively.

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser) at least until October 31, 2016, so that the total annual operating expenses of the Funds do not exceed 0.80% and 1.30% (the “expense limitation”) of the average daily net assets of the Giralda Fund’s Manager Class and Risk-Managed Growth Fund’s Class I shares, respectively (the “Waiver Agreement”). Since October 28, 2014, the Adviser has contractually agreed to waive 0.50% of its management fee at least until October 31, 2016. For the year ended June 30, 2016, the Adviser waived fees or reimbursed expenses for Giralda Fund and Risk-Managed Growth Fund in the amount of $899,385 and $61,153, respectively. Contractual waivers and expense payments may be recouped by the Adviser from the Funds, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived, except any advisory fee waiver for the Manager Class of Giralda Fund may not be recouped. As of June 30, 2016, $130,271 of fee waivers or expense reimbursements was subject to recapture by the Adviser from the Risk-

The Giralda Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016

Managed Growth Fund of which $7,669 expires in June 30, 2017, $61,449 expires in June 30, 2018, and $61,153 expires in June 30, 2019.

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”).

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting, and transfer agency services to the Funds. A Trustee and certain officers of the Funds are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

4.	INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities, for the year ended June 30, 2016, amounted to $596,589,484 and $647,701,731, respectively, for Giralda Fund and $68,646,874 and $71,580,555, respectively for Risk-Managed Growth Fund.

5.	REDEMPTION FEES

The Funds may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells his or her shares after holding them for less than 60 days. The redemption fee is paid directly to the Funds. For the year ended June 30, 2016, the Giralda Fund and Risk-Managed Growth Fund assessed $0 and $602, respectively, in redemption fees.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the years ended June 30, 2016 and June 30, 2015 was as follows:

	For the period ended June 30, 2016:
	Ordinary	Long-Term	Return of
Portfolio	Income	Capital Gains	Capital	Total
Giralda Fund	$—	$18,761,703	$—	$18,761,703
Risk Managed Growth Fund	—	—	94,082	94,082

	For the period ended June 30, 2015:
	Ordinary	Long-Term	Return of
Portfolio	Income	Capital Gains	Capital	Total
Giralda Fund	$1,705,640	$2,157,734	$—	$3,863,374
Risk Managed Growth Fund	89,924	—	44,867	134,791

The Giralda Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016

As of June 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Portfolio	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Giralda Fund	$—	$22,044,627	$(288,042)	$—	$(3,048)	$27,266,597	$49,020,134
Risk Managed Growth Fund	—	—	(398,040)	(700,560)	(352)	1,532,677	433,725

The difference between book basis and tax basis unrealized appreciation, accumulated net income (loss) and accumulated net realized gain (loss) from security transactions and swap contracts is primarily attributable to the tax deferral of losses on wash sales and the mark-to-market on open swap contracts. In addition, the amount listed under other book/tax differences for the Funds are primarily attributable to the tax deferral of losses on straddles.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Late Year
Portfolio	Losses
Giralda Fund	$288,042
Risk Managed Growth Fund	33,530

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Post October
Portfolio	Losses
Giralda Fund	$—
Risk Managed Growth Fund	364,510

At June 30, 2016, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
Portfolio	Short-Term	Long-Term	Total
Giralda Fund	$—	$—	$—
Risk Managed Growth Fund	677,500	23,060	700,560

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses, tax adjustments for swaps, equalization debits, and the reclassification of Fund distributions, resulted in reclassification for the year ended June 30, 2016 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Net Realized
Portfolio	Capital	Income (Loss)	Gains (Loss)
Giralda Fund	$6,732,172	$1,805,005	$(8,537,177)
Risk Managed Growth Fund	(95,940)	88,116	7,824

7.	NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”, modifying ASC 946 “Financial Services – Investment Companies”. Under the modifications, investments in affiliated and private investment funds valued at Net Asset Value are no longer included in the fair value hierarchy disclosed in Footnote 2. ASU 2015-07 is effective for fiscal years beginning on or after December 15, 2015, and interim periods within those annual

The Giralda Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2016

periods. Early application is permitted. Management is currently evaluating the implications of ASU 2015-07 and its impact on financial statement disclosures.

8.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under section 2(a)(9) of the 1940 Act. As of June 30, 2016, National Financial Services, LLC, an account holding shares for the benefit of others, held approximately 99.63% of the voting securities of the Giralda Fund and approximately 80.16% of the Giralda Risk-Managed Growth Fund.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements other than the following:

On August 19, 2016 the Giralda Fund declared a long-term capital gain distribution payable of $2.8105 per share, to Manager Class shareholders of record on August 18, 2016 and payable on August 26, 2016.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of The Giralda Fund and Giralda Risk-Managed Growth Fund and

Board of Trustees of Northern Lights Fund Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Giralda Fund and Giralda Risk-Managed Growth Fund (the “Funds”), each a series of Northern Lights Fund Trust, as of June 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Giralda Fund and Giralda Risk-Managed Growth Fund as of June 30, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

August 26, 2016

COHEN FUND AUDIT SERVICES, LTD. | CLEVELAND | MILWAUKEE | NEW YORK | 216.649.1700	cohenfund.com

Registered with the Public Company Accounting Oversight Board.

Giralda Funds
SUPPLEMENTAL INFORMATION (Unaudited)
June 30, 2016

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	119	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	119	Schroder Global Series Trust (since 2012); Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund; Altegris KKR Commitments Fund (since 2014) and Ramius Archview Credit and Distressed Fund (since 2015)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	107	AdvisorOne Funds (2004- 2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Greenwich Advisers Trust (2007- February 2011); Global Real Estate Fund (2008-2011); The World Funds Trust (2010- 2013); Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	107	AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); CLA Strategic Allocation Fund (since 2014)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	146	Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	146	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (2007-2012); Northern Lights Fund Trust III (since 2012); Northern Lights Variable Trust (since 2007)

6/30/16 – NLFT_v1

Giralda Funds
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
June 30, 2016

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, Blu Giant, LLC (2004 - 2011).	107	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”), Northern Lights Fund Trust IV (“NLFT IV”), Northern Lights Variable Trust (“NLVT”) and Two Roads Shared Trust.

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-GIRALDA.

6/30/16 – NLFT_v1

Giralda Funds
DISCLOSURE OF FUND EXPENSES (Unaudited)
June 30, 2016

As a shareholder of the Funds you incur (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period from January 1, 2016 through June 30, 2016.

Actual Expenses: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not either Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses	Fund’s
	Account	Account	Paid	Account	Account	Paid	Annualized
	Value	Value	During	Value	Value	During	Expense
	1/1/16	6/30/16	Period*	1/1/16	6/30/16	Period*	Ratio

The Giralda Fund – Manager Class	$1,000.00	$1,024.60	$ 3.78	$1,000.00	$ 1,021.18	$ 3.77	0.75%
Giralda Risk-Managed Growth Fund – Class I	$1,000.00	$1,023.80	$ 6.54	$1,000.00	$ 1,018.40	$ 6.52	1.30%

*	Expenses Paid During Period are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days and divided by 366 (to reflect the number of days in the period ended June 30, 2016).

Giralda Fund and Giralda Risk-Managed Growth Fund* – Advisor: Giralda Advisors, LLC

In connection with the regular meeting held on December 8 & 9, 2015 the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Giralda Advisors, LLC (“Giralda Advisors”) and the Trust, with respect to the Giralda Fund (“Giralda Fund”) and Giralda Risk-Managed Growth Fund (“Giralda Risk”) (each a “Fund”, collectively referred to as the “Funds”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that Giralda Advisors has been an affiliate of Montage Securities since 2012, and manages approximately $220 million in assets, providing risk-managed exposure to equity markets aimed at limiting asset depreciation during market downturns while allowing asset appreciation in market uptrends. The Trustees reviewed the background information of the key investment personnel responsible for servicing the Funds, noting the founding principal and CIO has over three decades of risk management and actuary experience, with other members of the investment team having financial industry experience in money management services and compliance. The Trustees remarked that Giralda Advisors underwent a seamless realignment of CCO responsibilities in March 2015, reassigning the previous CCO to an affiliate and appointing an experienced CCO from Montage to the Giralda Advisors. The Trustees noted that Giralda Advisors’ investment process utilizes a proprietary quantitative momentum- based sector rotation algorithm to execute a large cap equity strategy and a tail risk hedging strategy based on volatility to protect assets. The Trustees also noted that Giralda Advisors provides continuous analytical review and testing of the algorithm and continues to research into cost efficient equity tail hedges. The Trustees recognized the investment team’s depth of financial experience and expertise and the additional resources available from Giralda Advisors’ parent organization as beneficial. The Trustees noted that Giralda Advisors has remained consistent to their processes and further concluded that Giralda Advisors should continue to provide quality service to the Fund and shareholders.

Performance.

Giralda Fund. The Trustees reviewed the performance of the Fund over the 1-year period, noting that the Fund underperformed its peer group average, its benchmark indices, and the Morningstar Long/Short Equity category. The Trustees noted that the Fund outperformed its peer group average and Morningstar category average over the 2-year and 3-year periods, while underperforming its benchmark indices over the same time periods. The Trustees observed particularly volatile performance over the third quarter of 2015, but expressed satisfaction with the Fund’s 4-star rating from Morningstar over the 3-year period. After further discussion, the Trustees agreed that the Giralda Advisors is achieving the Fund’s objective and its performance is acceptable.

Giralda Risk. The Trustees reviewed the performance of the Fund over the 1-year period, noting that the Fund outperformed its blended benchmark, the Long/Short Equity Morningstar Category, and the Fund’s peer group average. After further discussion, the Trustees agreed that the Giralda Advisors is achieving the Fund’s objective over its short history and its performance is acceptable.

Fees and Expenses.

Giralda Fund. The Trustees compared the investment advisory fee charged to the Fund with the average advisory fee charged by funds in its peer group and the Morningstar category average. They noted that the advisory fee was higher than the peer group average and the Morningstar average, but within the range of both sets. As to the expense ratio, they noted that the Fund’s expense ratio was below the peer group average and the Morningstar average, due primarily to fee waivers. Overall they found the advisory fee was reasonable.

Giralda Risk. The Trustees compared the 1.00% annual investment advisory fee charged to the Fund with the average advisory fee (0.80%) charged by funds in its peer group and the Morningstar category average. They noted that the advisory fee was higher than the peer group average and the Morningstar average. As to the expense ratio, they noted that the Fund’s expense ratio was higher than the peer group average, while remaining well within the range, and below the Morningstar average. They noted that the advisor had waived a significant portion of its fee during the last fiscal year. Overall they found the advisory fee was reasonable.

Economies of Scale. The Trustees noted the advisor’s assertion that the advisor has not achieved meaningful economies of scale in managing either of the Funds, and was not likely to achieve further economies of scale because Giralda Fund is closed to new investors. The Trustees also recognized that the advisor was waiving fees for Giralda Risk. After discussion, the Trustees determined that economies of scale would be revisited when the advisory contract is next renewed.

Profitability. The Trustees reviewed a profitability analysis provided by the Giralda Advisors and noted that, based on the information provided, the advisor is not realizing a profit from its relationship with Giralda Fund. They noted that the reason the advisor has not been profitable from its relationship with the Funds is that it has waived a significant portion of its fees, as the investors are separately managed account clients of an affiliate, and the affiliate is paid for its services at the separate account level. The Trustees also determined that the advisor realized a modest profit, both in terms of total dollars received and in percentage of advisory fees earned, with respect to Giralda Risk. The Trustees concluded that the advisor has not been excessively profitable from its relationship with either Fund.

Conclusion. Having requested and received such information from the advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee is reasonable and that renewal of the agreement is in the best interests of NLFT and the shareholders of Giralda Fund and Giralda Risk.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Funds.

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

How to Obtain Proxy Voting Information

Information regarding how each Fund votes proxies relating to portfolio securities during the most recent year ending June 30 as well as a description of the policies and procedures that each Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-855-GIRALDA or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-GIRALDA.

Investment Adviser
Giralda Advisors, LLC
230 Park Avenue, Suite 1160
New York, NY 10169

Administrator
Gemini Fund Services, LLC
80 Arkay Drive
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark Gersten and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl, Mr. Gersten and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
2016 – $30,000
2015 – $30,000

(b)	Audit-Related Fees
2016 – None
2015 – None

(c)	Tax Fees

2016 – $5,000

2015 – $5,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2016 - None

2015 - None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2016	2015
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2016 - $5,000
2015 - $5,000

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 9/7/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 9/7/16

By (Signature and Title)

/s/ Kevin Wolf

Kevin Wolf, Principal Financial Officer/Treasurer

Date 9/7/16